                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                           U.S. REAL ESTATE PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified           10.1%
Health Care            0.2%
Lodging/Resorts        2.4%
Office/Industrial     24.3%
Residential           32.6%
Retail                17.6%
Self Storage           5.2%
Other                  7.6%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
------------------------------------

                           TOTAL RETURNS(2)
                     -----------------------------
                                  AVERAGE ANNUAL
                        ONE            SINCE
                        YEAR       INCEPTION(3)
                     ----------  -----------------
PORTFOLIO..........     -10.86%          2.79%
INDEX..............     -17.50%         -0.92%

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market Systems (including dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                     PERCENT OF
SECURITY                             INDUSTRY        NET ASSETS
--------------------------------  ---------------  ---------------
Chateau Properties, Inc. REIT       Residential            5.9%
Arden Realty Group, Inc.          Office/Industrial         5.0%
Taubman Centers, Inc. REIT            Retail               4.4%
Brookfield Properties Corp.       Office/Industrial         4.1%
Equity Residential Properties
 Trust REIT                         Residential            4.1%

TOP FIVE SECTORS
                                         VALUE     PERCENT OF
INDUSTRY                                 (000)     NET ASSETS
-------------------------------------  ---------  -------------
Residential                            $   4,935        32.6%
Office/Industrial                          3,680        24.3%
Retail                                     2,672        17.6%
Diversified                                1,531        10.1%
Self Storage                                 780         5.2%

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              U.S. REAL        NATIONAL ASSOCIATION OF REAL ESTATE
               ESTATE
              PORTFOLIO     INVESTMENT TRUSTS (NARRIT) EQUITY INDEX(1)
3/3/97*            $10,000                                     $10,000
12/31/97           $11,799                                     $11,917
12/31/98           $10,518                                      $9,832

                          * Commencement of Operations
In accordance with SEC regulations,
Portfolio performance shown assumes
that all recurring fees (including
management fees) were deducted and
all dividends and distributions were reinvested.

The U.S. Real Estate Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITS").
For the year ended December 31, 1998, the Portfolio had a total return of -10.86% compared to -17.50% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the period since inception on March 3, 1997 through December 31, 1998, the Portfolio had an average annual total return of 2.79% compared to -0.92% for the Index.
Following the worst quarter for real estate securities in almost a decade, the fourth quarter of 1998 was tame in comparison as the Index posted a loss of 2.5%. However, real estate investors had difficulty enjoying this calm given the dramatic gains in the broad equity markets in the quarter and the resulting relative underperformance. The Index declined 17.5% for the year, which marks the worst year for real estate securities in recent history (exceeding the loss of 13.4% posted in 1990). In

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

comparison, the Russell 2000 Index of small capitalization stocks ended the year down 2.5% and the S&P 500 achieved new highs gaining over 20% for an unprecedented fourth consecutive year. As a result of the fourth quarter's performance, we remain in a valuation cycle in which it is cheaper for investors to buy real estate assets on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of assets).
The fourth quarter featured three phases. REITs fell over 10% to start the quarter, achieving their lowest level for the year on October 8th. REITs proceeded to recover from these lows and continued to rally following the Fed's surprise interest rate cut on October 15th. However, this rally faded before month-end and drove the Index up by less than 7.5%. In the third and longest phase of the quarter, the REIT market made several attempts at gaining territory but retreated each time. Causes for the retreat included broad equity market declines as well as a constant stream of highly-publicized, negative news from the most prominent REITs.
We have previously discussed our perspective that, over the medium and long term, the largest determinant of the value of the shares of real estate stocks will be underlying real estate fundamentals. We measure REITs based on their price to net asset value ratio ("P/NAV"). Last quarter was the first in which P/NAV had fallen below 100% since early 1995. At the annual NAREIT meeting held in Boston in mid-October, the mood reflected the tone of an industry prepared to remain in this new environment for some period of time. There are a number of features that investors can expect during this period, which we have outlined below.
Although there was a modest level of equity issuance late in the fourth quarter, it was in the form of small retail-oriented equity offerings by a select group of the more favored REITs (e.g.; Kimco, Post Properties, Duke Realty and JDN Realty). The industry continues to be closed for large institutionally oriented equity offerings and most companies have come to realize that they may not be able to return to the equity markets for a lengthy period of time. As a result, they are focusing on alternative methods to raise capital. This includes the concept of selling certain non-core assets (clearly a difficult strategy given the current investment environment) as well as forming joint ventures. The typical joint venture model involves teaming with a pension fund to acquire or develop assets, utilizing property level financing. This is a popular idea, although many companies admit to being in a preliminary stage on the concept. Significant joint ventures were announced by Burnham Pacific (with CalPers) and First Industrial. In addition, given the difficult market for financing of real estate, companies are focused on refinancing debt that will come due in the near term and on extending credit lines with existing lending relationships.
By the end of the third quarter, many companies had received Board approval and some had implemented share repurchase programs as their share prices were rapidly declining. We applauded this activity as it reflects the idea that the company's best "external growth" alternative is buying its stock in the open market (since it provides a better return than development or acquisitions at the current share price). We have noticed a decline in this activity as companies have realized that their shares may not recover quickly and they feel a need to treat their remaining capital availability with great care. Those that have capital availability have taken a selective attitude and have increased targeted investment returns as a result of treating this capital as a scarce resource. Many companies have determined that they cannot acquire assets due to their capital constraints or their relative attractiveness versus their current share price. Assuming this environment will persist, a number of companies have initiated layoffs in their acquisitions departments, including Taubman Centers and Federal Realty. Each company will focus exclusively on their development pipeline. We believe that these announcements also reflect a strategic direction for REITs to focus on "value added" external growth. This is in contrast to the theme in 1997, which reflected more of a growth and expansion mentality for many REITs, a theme predicated on the availability of equity.
The merger and acquisition market also heated-up in the fourth quarter as a result of the new environment. In two similar transactions, the largest public company in a sector merged with a smaller rival. First, after rebuffing earlier overtures, Storage Trust agreed to merge with Public Storage, the largest owner of self-storage facilities, in a stock for stock merger. Then, Meridian Industrial Trust agreed to merge with Prologis Trust, the largest owner of industrial buildings, in a stock for stock merger. In each case, the acquiring company does not intend to retain the management of the smaller company. As a result, the deals can be viewed as purchases of real estate portfolios as opposed to companies. Not surprisingly, the prices paid are approximately the Net Asset Values (NAV) of the target companies. One may assume that the board of directors of each of the target companies believed that they could no longer compete for capital in a more difficult environment and were better off selling at this point in order to maximize proceeds for the shareholders. We applaud the decision of the companies and their board of directors to sell.
In addition, there are public companies willing to put themselves up for sale but having difficulty concluding transactions. These stories have been prevalent in the private markets as purchasers are walking away from transactions in the anticipation of

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

acquiring assets at better prices. In one example, Bedford Realty announced that its expected sale of a large portion of its assets (predominantly office properties in California) was not going to proceed as the acquirer informed the company it was not able to arrange financing to conclude the transaction. In addition, Tower Realty announced that the joint venture formed by Crescent and Reckson was pulling from the transaction to purchase the New York based office company. Later in the quarter, Reckson did agree to purchase Tower for a lower price. Crescent elected not to participate in the new company but did make an investment in Reckson in order to honor their previous commitment.
Given the deterioration in share prices, there was tremendous debate as to whether the industry was about to see a wave of leveraged buyouts ("LBO's"). We agree with the general consensus that the sector is not likely to see LBO's at this time since the stocks are not discounted to a level that merits an LBO, combined with a difficult financing environment. However, the quarter did feature the offer by The Irvine Company ("TIC", a private company) to purchase and take private Irvine Apartment Communities ("IAC"), a public apartment REIT originally sponsored by TIC, for a 20% premium to the prevailing share price. We consider this situation to be unique given the approximate 70% stake that TIC holds in IAC as well as certain unique legal advantages granted to TIC at the initial public offering of IAC. An interesting highlight of the premium bid for IAC is that many of the sell-side analysts had IAC rated as a "market performer" since it already traded at the highest funds-from-operations multiple of all of the multifamily REITs. However, based on our NAV model, we thought that the stock was trading at a significant discount to NAV, and, as a result, held it as one of our larger positions.
After monitoring third quarter earnings reported for the REITs, it is our observation that the property market continues to perform well and the internal growth is coming in better than expected. This has served to offset the slower pace of earnings growth arising from external growth. As a result, most companies are meeting analysts expectations. However, analysts may have to take down earnings estimates for 1999 due to the potential slowing of internal growth and the continued decline in external sources. Even with reduced estimates, earnings growth for 1999 is estimated at 10%.
Perhaps the most troubling aspect of the quarter for the overall REIT market was the constant stream of highly-publicized, negative news from the most prominent REITs. The media spotlighted two large REITs that announced restructurings following unsuccessful growth plans. Patriot American announced the sale of non-strategic hotel assets, the hiring of financial advisors to explore all strategic alternatives and, by quarter end, the placement of convertible preferred stock. The stock has fallen from a 52-week high of $32 to a current $7 trading range. Patriot also decided to suspend their dividend payment for the quarter. Meditrust announced a restructuring of the company that included selling non-core assets and splitting the company into two separate companies. This stock has fallen from a high of $38 to a $15 trading range. Meditrust elected to reduce their dividend payment. The quarter also featured a negative pre-release of earnings expectations for both the fourth quarter and 1999 from Starwood. This stock has declined from a high of $58 to a $25 trading range. Another high-flying real estate stock badly damaged in the fourth quarter was Security Capital Group, which declined to $13 after achieving a high of $32. Although this company is not structured as a REIT, it is a large real estate company that was heavily marketed to pension funds and non-dedicated real estate investors. We believe that the overall message delivered by this group of companies served as a warning to the universe of non-dedicated investors in real estate securities. As we have discussed in the past, our style is value oriented and opportunistic. As a result, we took the opportunity of price declines in each of these stocks to add them to the Portfolio.
It has become apparent that the overall U.S. real estate market has become dependent for receiving its direction from the public debt market (known as "CMBS" or commercial mortgage backed securities) and equity markets. Just as the REIT equity market has slowed, the CMBS market has come to a virtual halt as credit spreads have widened, particularly for lower rated securities. Generally, transaction volumes have slowed as sellers are pulling properties from the market rather than selling at reduced prices. It is our expectation that when transactions begin again we will see prices decline by 10% or more. Consistent with the credit markets, it appears that prices of the higher quality assets have fallen (or will fall) less than those of second tier properties.
Taking its cue from questions regarding the direction of the economy, it is now the demand side of the equation that has become the most debated in the real estate market. Although there is no current evidence of a slowdown in absorption, demand for real estate space will obviously be affected by GDP growth and business and consumer confidence. The difficulties in the capital markets, by comparison, create quite favorable news from the supply side of the equation. Developers will complete existing developments but will not be able to arrange financing for new developments. As a result, the net effect appears to be one where if the current market environment persists, when the supply pipeline is complete and as long as absorption is positive, we will continue to have favorable real estate fundamentals.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

The multifamily market has faced modest changes. Transaction volume has slowed but remains active at modestly lower prices. Recent reports of strong levels of new apartment construction can be attributed to large supply in three specific markets: Manhattan, Houston and Seattle. It is interesting to note that each of these markets face potential demand problems due to issues in the financial, oil-related and aircraft industries.
Despite a drop in consumer confidence for much of the second half of the year, retail sales have not slowed materially. The pace of construction has also not slowed as retailers continue to demand new stores. Once again, the focus in retailing was upon the Christmas season. Although the sales growth of 5.2% was above the consensus estimates for the season, there remain questions about the profitability of those sales.
The surging supply of new office space appears to be grinding to a halt after existing projects are completed. In addition, the office market has shown signs of easing rental growth. With the exception of the hotel sector, this market has suffered the largest deterioration in property prices. As opposed to previous years when portfolios were able to command premium pricing, portfolio transactions must be offered at a discount given the dramatic decline in large buyers, largely due to financing constraints.
The hotel market has been the most effected by current recession fears. It is extremely difficult to find buyers for hotel assets and for those assets that have sold, prices have declined dramatically -- by as much as 20%. Fears in the hotel market have eased to some degree along with the general consensus for a brighter economic outlook in 1999.
We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Given the expected deterioration in capital values and the potential slowdown in the demand for real estate, we have shifted the Portfolio to be modestly more defensive. From a top-down perspective, we have increased our overweighting to the less volatile sectors such as residential housing (both apartments and manufactured home communities) and maintained an underweighting to the more volatile sectors such as hotels (which feature daily re-pricing of rents). In addition, we favored a more opportunistic approach to investing in the fourth quarter following a relatively dramatic defensive shift in the third quarter. As discussed above, this was evidenced in the purchase of a number of large cap companies that fell into disfavor with investors as a result of negative announcements. In addition, once again we took advantage of a weak market and price declines to add a number of the most talented companies in the REIT universe to the Portfolio, including Apartment Investment and Management.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------

COMMON STOCK (92.0%)
  DIVERSIFIED (10.1%)
     15,500   Crescent Real Estate Equities Co. REIT...........  $   356
     24,600   Pacific Gulf Properties, Inc. REIT...............      494
     11,000   Pennsylvania REIT................................      214
      5,400   Vornado Realty Trust REIT........................      182
  (a)27,607   Wellsford Real Properties, Inc...................      285
                                                                 -------
                                                                   1,531
                                                                 -------
  HEALTH CARE (0.2%)
      1,100   Omega Healthcare Investors, Inc. REIT............       33
                                                                 -------
  LODGING/RESORTS (2.4%)
     (a)870   Crestline Capital Corp. REIT.....................       13
      8,700   Host Marriott Corp...............................      120
     10,387   Starwood Lodging Trust REIT......................      236
                                                                 -------
                                                                     369
                                                                 -------
  OFFICE/INDUSTRIAL (24.3%)
    INDUSTRIAL (1.9%)
     19,200   Prime Group Realty Trust REIT....................      290
                                                                 -------
    OFFICE/INDUSTRIAL--MIXED (1.6%)
      8,700   Bedford Property Investors, Inc. REIT............      147
      2,600   Spieker Properties, Inc. REIT....................       90
                                                                 -------
                                                                     237
                                                                 -------
    OFFICE (20.8%)
     32,500   Arden Realty Group, Inc..........................      754
        400   Boston Properties, Inc...........................       12
     24,400   Brandywine Realty Trust REIT.....................      436
     50,700   Brookfield Properties Corp.......................      620
     14,900   CarrAmerica Realty Corp. REIT....................      358
        300   Cornerstone Properties, Inc......................        5
     22,287   Equity Office Properties Trust REIT..............      535
     23,800   Great Lakes, Inc. REIT...........................      373
      2,800   SL Green Realty Corp. REIT.......................       60
                                                                 -------
                                                                   3,153
                                                                 -------
  TOTAL OFFICE/INDUSTRIAL......................................    3,680
                                                                 -------
  OTHER (0.1%)
  (a)10,848   Atlantic Gulf Communities Corp...................        8
   (a)1,165   Merry Land Properties, Inc.......................        4
                                                                 -------
                                                                      12
                                                                 -------
  RESIDENTIAL (32.6%)
    RESIDENTIAL APARTMENTS (23.8%)
      5,100   Amli Residential Properties Trust REIT...........      113
      8,800   Apartment Investment & Management Co. REIT.......      327
     21,183   Archstone Communities Trust REIT.................      429
     17,100   Avalon Bay Communities, Inc. REIT................      586
     15,149   Equity Residential Properties Trust REIT.........      613
     16,300   Essex Property Trust, Inc. REIT..................      485
     17,600   Irvine Apartment Communities, Inc. REIT..........      561
      9,800   Smith (Charles E.) Residential Realty, Inc.
                REIT...........................................      315
     10,200   Summit Properties, Inc...........................      176
                                                                 -------
                                                                   3,605
                                                                 -------

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
    RESIDENTIAL MANUFACTURED HOMES (8.8%)
     30,300   Chateau Properties, Inc. REIT....................  $   888
      4,000   Manufactured Home Communities, Inc. REIT.........      100
      9,700   Sun Communities, Inc. REIT.......................      338
                                                                 -------
                                                                   1,326
                                                                 -------
  TOTAL RESIDENTIAL............................................    4,931
                                                                 -------
  RETAIL (17.1%)
    RETAIL REGIONAL MALLS (7.3%)
     48,900   Taubman Centers, Inc. REIT.......................      673
     13,200   Urban Shopping Centers, Inc. REIT................      432
                                                                 -------
                                                                   1,105
                                                                 -------
    RETAIL STRIP CENTERS (9.8%)
     38,000   Burnham Pacific Property Trust REIT..............      458
     25,800   Federal Realty Investment Trust REIT.............      610
      1,800   First Washington Realty Trust, Inc. REIT.........       43
      8,100   Pan Pacific Retail Properties, Inc. REIT.........      161
        100   Ramco-Gershenson Properties Trust REIT...........        1
      9,600   Regency Realty Corp..............................      214
                                                                 -------
                                                                   1,487
                                                                 -------
  TOTAL RETAIL.................................................    2,592
                                                                 -------
  SELF STORAGE (5.2%)
     16,500   Public Storage, Inc. REIT........................      447
      7,300   Shurgard Storage Centers, Inc., Series A REIT....      188
      6,200   Storage Trust Realty REIT........................      145
                                                                 -------
                                                                     780
                                                                 -------
TOTAL COMMON STOCK (COST $14,913)..............................   13,928
                                                                 -------

PREFERRED STOCK (0.1%)
  OTHER (0.1%)
   (a)1,401   Atlantic Gulf Communities Corp. (COST $14).......        7
                                                                 -------
CONVERTIBLE PREFERRED STOCK (0.6%)
  OTHER (0.1%)
   (a)2,003   Atlantic Gulf Communities Corp...................       10
  RETAIL (0.5%)
     RETAIL STRIP CENTERS (0.5%)
      2,700   First Washington Realty Trust, Series A REIT.....       80
                                                                 -------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $101).................       90
                                                                 -------

     NO. OF
   WARRANTS
-----------

WARRANTS (0.0%)
  OTHER (0.0%)
   (a)2,812   Atlantic Gulf Communities Corp., Class A,
                expiring 6/23/04...............................        1
   (a)2,812   Atlantic Gulf Communities Corp., Class B,
                expiring 6/23/04...............................        1
   (a)2,812   Atlantic Gulf Communities Corp., Class C,
                expiring 6/23/04...............................        1
                                                                 -------
TOTAL WARRANTS (COST $0).......................................        3
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (5.5%)
   REPURCHASE AGREEMENT (5.5%)
       $838   Chase Securities, Inc. 4.45%, dated 12/31/98, due
                1/4/99, to be repurchased at $838,
                collateralized by U.S. Treasury Bonds, 10.375%,
                due 11/15/12, valued at $847
                (COST $838)....................................  $   838
                                                                 -------
TOTAL INVESTMENTS (98.2%) (COST $15,866).......................   14,866
                                                                 --------
OTHER ASSETS (2.1%)
  Cash................................................  $     5
  Dividends Receivable................................      127
  Receivable for Investments Sold.....................      109
  Receivable for Portfolio Shares Sold................       69      310
                                                        -------
LIABILITIES (-0.3%)
  Professional Fees Payable...........................      (18)
  Investment Advisory Fees Payable....................      (10)
  Payable for Portfolio Shares Redeemed...............       (5)
  Custodian Fees Payable..............................       (5)
  Administrative Fees Payable.........................       (3)
  Other Liabilities...................................       (1)     (42)
                                                        -------  --------
NET ASSETS (100%).....................................           $15,134
                                                                 --------
                                                                 --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,544,974 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..............................  $  9.80
                                                                 --------
                                                                 --------
NET ASSETS CONSIST OF:
Paid in Capital................................................  $16,496
Undistributed Net Investment Income............................      130
Accumulated Net Realized Loss..................................     (492)
Unrealized Depreciation on Investments.........................   (1,000)
                                                                 --------
NET ASSETS.....................................................  $15,134
                                                                 --------
                                                                 --------

---------------

(a)   --  Non-income producing security
REIT  --  Real Estate Investment Trust

----------------------------------------------------------------

---------------

At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  16,036     $     256        $  (1,426)       $  (1,170)

----------------------------------------------------------------

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $17,638,000 and $13,813,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1998.

At December 31, 1998, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 of approximately $259,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $87,000.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                              YEAR ENDED
                                       DECEMBER 31, 1998
                                                   (000)
--------------------------------------------------------

INVESTMENT INCOME:
  Dividends                            $             725
  Interest                                            37
                                                 -------
    Total Income                                     762
                                                 -------
EXPENSES:
  Investment Advisory Fees                           116
  Less: Fees Waived                                  (92)
                                                 -------
  Net Investment Advisory Fees                        24
  Administrative Fees                                 40
  Shareholder Reports                                 36
  Professional Fees                                   32
  Custodian Fees                                      22
  Directors' Fees and Expenses                         2
  Other                                                4
                                                 -------
    Net Expenses                                     160
                                                 -------
Net Investment Income                                602
                                                 -------
NET REALIZED LOSS ON:
  Investments Sold                                  (484)
                                                 -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                     (1,853)
                                                 -------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                       (2,337)
                                                 -------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $          (1,735)
                                                 -------
                                                 -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED  PERIOD FROM MARCH 3,
                                       DECEMBER 31, 1998     1997* TO DECEMBER
                                                   (000)        31, 1997 (000)
------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $             602  $                193
  Net Realized Gain (Loss)                          (484)                  318
  Change in Unrealized
    Appreciation/Depreciation                     (1,853)                  853
                                                 -------               -------
  Net Increase/Decrease in Net Assets
    Resulting from Operations                     (1,735)                1,364
                                                 -------               -------
DISTRIBUTIONS:
  Net Investment Income                             (421)                 (189)
  Net Realized Gain                                 (124)                 (227)
                                                 -------               -------
  Total Distributions                               (545)                 (416)
                                                 -------               -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                       11,443                13,434
 Distributions Reinvested                            402                   228
 Redeemed                                         (7,486)               (1,555)
                                                 -------               -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions                 4,359                12,107
                                                 -------               -------
 Total Increase in Net Assets                      2,079                13,055
NET ASSETS:
  Beginning of Period                             13,055                    --
                                                 -------               -------
  End of Period (Including
    undistributed net investment
    income of $130 and $4,
    respectively)                      $          15,134  $             13,055
                                                 -------               -------
                                                 -------               -------
------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                            1,090                 1,259
      Shares Issued on Distributions
       Reinvested                                     40                    21
      Shares Redeemed                               (730)                 (135)
                                                 -------               -------
    Net Increase in Capital Shares
     Outstanding                                     400                 1,145
                                                 -------               -------
                                                 -------               -------

--------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                PERIOD FROM MARCH
                                                 YEAR ENDED           3, 1997* TO
SELECTED PER SHARE DATA AND RATIOS        DECEMBER 31, 1998     DECEMBER 31, 1997
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           11.41     $           10.00
                                                    -------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                0.40                  0.17
  Net Realized and Unrealized Gain
    (Loss)                                            (1.63)                 1.61
                                                    -------               -------
  Total From Investment Operations                    (1.23)                 1.78
                                                    -------               -------
DISTRIBUTIONS
  Net Investment Income                               (0.29)                (0.17)
  Net Realized Gain                                   (0.09)                (0.20)
                                                    -------               -------
  Total Distributions                                 (0.38)                (0.37)
                                                    -------               -------
NET ASSET VALUE, END OF PERIOD            $            9.80     $           11.41
                                                    -------               -------
                                                    -------               -------
TOTAL RETURN                                         (10.86)%               17.99%
                                                    -------               -------
                                                    -------               -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $          15,134     $          13,055
Ratio of Expenses to Average Net
  Assets                                               1.10%                 1.10%**
Ratio of Net Investment Income to
  Average Net Assets                                   4.14%                 3.14%**
Portfolio Turnover Rate                                 100%                  114%
---------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $            0.06     $            0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.73%                 2.32%**
  Net Investment Income to Average
    Net Assets                                         3.51%                 1.92%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time is was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year are estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM            MORE
     FIRST       $500 MILLION TO      THAN
 $500 MILLION      $1 BILLION      $1 BILLION
---------------  ---------------  -------------
       0.80%            0.75%           0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

D. CUSTODIANS: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly Morgan Stanley Universal Funds, Inc.)--
U.S. Real Estate Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--U.S. Real Estate Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 3, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

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
                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

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For the year ended December 31, 1998, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 1.7%.

For the year ended December 31, 1998, the Portfolio has designated a 20% and 25% long-term capital gain of approximately $6,000 and $3,000, respectively.

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
                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

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DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment Management Inc. and Morgan Stanley Dean Witter Investment Management Limited; Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

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THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY
THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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